SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               COMDIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                               COMDIAL CORPORATION


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 1999


TO THE STOCKHOLDERS OF
COMDIAL CORPORATION:

         The Annual Meeting of Stockholders of Comdial Corporation, a Delaware corporation (the "Company"), will be held on April 27, 1999, at 9:00 a.m. Eastern Time, in the Customer Conference Center at Comdial Corporation, 1180 Seminole Trail, Charlottesville, Virginia 22901, for the following purposes:

         1. To elect three (3) persons to serve on the Board of Directors for three-year terms expiring at the Annual Meeting of Stockholders to be held in 2002;

         2. To ratify the selection of the firm of Deloitte & Touche LLP as the Company's independent auditors for the current year; and

         3. To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

         Only stockholders of record at the close of business on March 9, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The transfer books will not be closed.

         PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE COMPLETED AND RETURNED.

                                By Order of the Board of Directors




March 25, 1999                  Linda P. Falconer, Assistant Secretary

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                               COMDIAL CORPORATION

                                 APRIL 27, 1999


                                 PROXY STATEMENT



                               GENERAL INFORMATION


         The Annual Meeting of Stockholders of COMDIAL CORPORATION, a Delaware corporation (the "Company"), will be held on April 27, 1999, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. The enclosed form of proxy is solicited on behalf of the Board of Directors of the Company in connection with such meeting. This Proxy Statement and the form of proxy are first being sent or given to stockholders on or about March 25, 1999. The executive offices of the Company are located at 1180 Seminole Trail, Charlottesville, Virginia 22901. The mailing address for such offices is Post Office Box 7266, Charlottesville, Virginia 22906-7266.

         At the Annual Meeting, the stockholders will be asked to vote upon the election of three nominees for director ("Proposal No. 1"). In addition, the stockholders will be asked to ratify the Company's selection of the firm of Deloitte & Touche LLP ("D&T") as independent auditors for the current year ("Proposal No. 2").

         If a proxy in the enclosed form is duly executed and returned, the shares of the Company's Common Stock represented thereby will be voted in accordance with the stockholder's specifications. If no directions to the contrary are indicated, the persons named in the proxy will vote the shares represented thereby "FOR" the election of each of the nominees for director and "FOR" each of the other proposals listed on the proxy card. If necessary, and unless the shares represented by the proxy are voted against the proposals, the persons named in the proxy may also vote in favor of a proposal to recess the Annual Meeting and to reconvene it on a subsequent date without further notice, in order to solicit and obtain sufficient votes to approve the matters being considered at the Annual Meeting. Any stockholder may revoke his proxy by delivery of a new, later-dated proxy or by providing written notice of revocation to the Secretary of the Company at any time before it is voted. A proxy will not be voted if the stockholder attends the meeting and elects to vote in person.

         Only stockholders of record at the close of business on March 9, 1999 have the right to receive notice of and to vote at the Annual Meeting. As of that date, 8,860,383 shares of Common Stock were outstanding. Each holder of record of Common Stock is entitled to one vote per share on all matters voted upon.

         Presence in person or by proxy of the holders of 4,430,192 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present, the affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting will be required to elect a nominee for director. The affirmative vote by the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required to act on all other matters to come before the Annual Meeting, including Proposal No. 2.

         With regard to Proposal No. 1, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to Proposal No. 2, stockholders may vote in favor of or against such proposal, or they may abstain from voting.

         In accordance with applicable law, the treatment and effect of abstentions and broker non-votes are as follows. If a stockholder marks the "ABSTAIN" box on the proxy card, no favorable vote is cast and therefore the abstention vote has the same as a vote against the proposal. If a broker or other nominee holding shares of Common Stock for beneficial owners has voted on one or more matters pursuant to discretionary authority or instructions from beneficial owners, but does not vote on other matters because the broker or nominee does not have the right to exercise discretionary voting power, such broker non-votes have no effect on the vote with respect to such other matters. In other words, broker non-votes are not counted as votes for the proposal or as votes against the proposal and are not counted in determining the number of votes needed in order for a proposal to be approved.

         The enclosed form of proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual
Meeting: (a) matters which may be presented at the Annual Meeting at the request of stockholders of which the Company has not received notice as of the date hereof; (b) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the meeting; (c) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (d) any proposal omitted from the Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (e) matters incident to the conduct of the Annual Meeting. The Board of Directors currently is not aware of any matters (other than procedural matters) which will be brought before the Annual Meeting that are not set forth in the Notice of Annual Meeting. If any such matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers, and employees of the Company may solicit proxies in person or by telephone, facsimile or mail. The Company will also request holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request will reimburse the reasonable costs of forwarding such material.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of February 16, 1999, as to shares of Common Stock owned by (i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and officers as a group, together with their respective percentages.

                                                                       AMOUNT AND NATURE             % OF CLASS
                      NAME OF PERSON OR                                  OF BENEFICIAL                (IF MORE
                  NUMBER OF PERSONS IN GROUP                             OWNERSHIP (1)              THAN 1%) (2)

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004...................................               923,233  (3), (4)            10.4%

Merrill Lynch Special Value Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey  08536..............................               808,800  (3), (5)             9.1%

PacifiCorp Foundation
825 N. E. Multnomah Street, Suite 2000
Portland, Oregon  97232 ...................................               603,868  (6)                  6.8%

Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401............................               533,332  (3), (7)             6.0%

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202.................................               500,000  (3), (8)             5.6%

Benson Associates, LLC
111 S.W. Fifth Avenue, Suite 2130
Portland, Oregon 97204.....................................               454,384  (3), (9)             5.2%

Robert P. Collins..........................................                10,833  (10)                  *
Barbara Perrier Dreyer.....................................                10,833  (10)                  *
A. M. Gleason..............................................                28,566  (11)                  *
Michael C. Henderson.......................................                12,500  (12)                  *
John W. Rosenblum..........................................                22,500  (13)                  *
Dianne C. Walker...........................................                22,533  (14)                  *
Robert E. Spekman..........................................                   200                        *
William G. Mustain.........................................               171,933  (15)                 1.9%
Christian L. Becken.......................................                 26,666  (16)                  *
William E. Porter..........................................                12,557  (17)                  *
William C. Grover..........................................                56,347  (18)                  *
Ove Villadsen..............................................                59,642  (19)                  *
All directors and named executive officers
   as a group (16 persons).................................               509,330  (18)                 4.6%

*  Less than one percent of the issued and outstanding shares of Common Stock.

(1) The amount and percentage of securities beneficially owned by an individual are determined in accordance with the definition of beneficial ownership set forth in the regulations of the Securities and Exchange Commission. Such amounts may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after February 16, 1999. Beneficial ownership may be disclaimed as to certain of the securities. Unless otherwise indicated, the persons and entities named have sole voting and dispositive power over their shares.

(2) Individual percentages have been rounded. Shares subject to outstanding stock options which the individual has the right to acquire within 60 days after February 16, 1999, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such individual, or any group including such individual, but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other individual.

(3) Based on information filed with the Securities and Exchange Commission by the reporting person.

(4)      Goldman,  Sachs & Co.  ("Goldman") is a broker-dealer  registered under
         Section 15 of the Securities Exchange Act of 1934, as amended (the "Exhange Act") and an investment advisor registered under the Investment Advisors Act of 1940, as amended (the "Investment Advisors Act"). The Goldman Sachs Group, L.P. ("GS Group") is a parent holding company of Goldman under the Exchange Act. Goldman and GS Group have advised the company that they have shared dispositive power with respect to 923,233 shares of the Company's Common Stock and shared voting power with respect to 623,533 shares of the Company's Common Stock. GS Group and Goldman each disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which Goldman or employees of Goldman have voting or investment discretion, or both and (ii) certain investment entities, of which a subsidiary of GS Group or Goldman is the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than GS Group, Goldman or their affiliates.

(5) Merrill Lynch & Co., Inc. ("MLC"), a parent holding company under the Exchange Act, and Merrill Lynch Special Value Fund, Inc. ("ML Fund"), an investment company registered under the Investment Company Act of 1940, have advised the Company that they have shared power to vote and dispose of an aggregate 808,800 shares of the Company's Common Stock. MLC and ML Fund disclaim beneficial ownership of such shares.

 (6) PacifiCorp Foundation ("PCF") is an Oregon nonprofit corporation that was incorporated on November 4, 1988. PCF was organized and is required to be operated exclusively for charitable, religious, educational and scientific purposes, and is exempt from federal income taxation under
         Section 501(c)(3) of the Internal Revenue Code of 1986, as the same may be amended from time to time. PCF is classified as a public benefit corporation under Oregon law and has no members. Directors are elected annually by the outgoing board of directors. At present, all of the directors of PCF are officers of PacifiCorp or its affiliates. PacifiCorp Credit, Inc. ("PCI"), a wholly-owned subsidiary of PacifiCorp, owns 131,576 shares of common stock of the Company or 1.5% of the outstanding Common Stock. Because PCI and PCF do not act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of securities of an issuer, they are not a "group" within the meaning of Section 13(d)(3) of the Exchange Act and, therefore, their ownership interests in the Company have not been aggregated.

(7) Dimensional Fund Advisors Inc. ("Dimensional") is an investment advisor registered under the Investment Advisors Act. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other investment vehicles including commingled group trusts (collectively, the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and dispostive power over the shares of the Company's Common Stock that are owned by the Portfolios. Dimensional disclaims beneficial ownership of all such shares.

(8) Heartland Advisors, Inc. ("Heartland"), an investment advisor registered under the Investment Advisors Act, has advised the Company that it has sole power to vote and dispose of all 500,000 shares. Heartland holds its shares in investment advisory accounts. As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relate to more than five percent of the issued and outstanding shares of the Company's Common Stock.

(9) Benson Associates LLC ("Benson"), an investment advisor registered under the Investment Advisors Act, has advised the Company that it has sole power to vote and dispose of all 454,384 shares. Benson disclaims ownership with respect to the shares held by it in a fiduciary capacity.

(10) Includes 3,333 shares issuable upon the exercise of stock options. Also includes 2,500 shares issued in February 1999 under the Company's 1992 Non-Employee Directors Stock Incentive Plan (the "Directors Plan") as a result of the Company's net income for the fiscal year ended December 31, 1998.

(11) Includes 2,500 shares issued in February 1999 under the Directors Plan as a result of the Company's net income for the fiscal year ended December 31, 1998.

(12) Includes 3,334 shares of Common Stock issuable upon the exercise of stock options. Also includes 5,000 shares issuable under the Directors Plan which Mr. Henderson has deferred payment of by the Company. Mr.
         Henderson has notified the Company that he does not desire to be nominated for re-election to the Board of Directors.

(13) Includes 3,334 shares issuable upon the exercise of stock options. Also includes 5,000 shares issuable to Mr. Rosenblum under the Directors Plan which Mr. Rosenblum has deferred payment of by the Company.

(14) Includes 6,667 shares issuable upon the exercise of stock options. Also includes 5,000 shares issuable to Ms. Walker under the Directors Plan which Ms. Walker has deferred payment of by the Company.

(15) Includes 96,555 shares issuable upon the exercise of stock options and 9,000 shares purchased in open market transactions on August 27 and 31, 1998.

(16) Includes 16,666 shares issuable upon the exercise of stock options. Mr. Becken resigned from the Company effective February 10, 1999.

(17)     Mr. Porter resigned from the Company effective January 4, 1999.

(18) Includes 48,094 shares issuable upon the exercise of stock options and 4,200 shares purchased in open market transactions on August 28 and 31, 1998.

(19)     Includes 53,442 shares issuable upon the exercise of stock options.

(20)     Includes 274,937 shares issuable upon the exercise of stock options.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL

Nominees For Director

         The Board of Directors is currently comprised of seven directors divided into three classes. One class of directors is elected each year to hold office for a three-year term and until successors of such directors are chosen and have qualified. The three directors whose terms are expiring in 1999 are Dianne C. Walker, Barbara Perrier Dreyer and Michael C. Henderson. Ms. Walker and Ms. Dreyer have each been nominated for re-election as a director at the Annual Meeting. Mr. Henderson notified the Company that he did not wish to be nominated for re-election. Accordingly, Robert E. Spekman has been nominated for election as a director at the annual meeting. If elected, each nominee shall serve for a three-year term expiring at the Annual Meeting in 2002.

         The remaining four directors will continue to serve as set forth below. In the absence of instructions to the contrary, the proxy holders will vote the proxies received by them for the election of Ms. Walker, Ms. Dreyer and Mr. Spekman. Discretionary authority is reserved to cast votes for the election of a substitute should any of the nominees be unable or unwilling to serve as a director. Each of the nominees has agreed to serve as a director if elected and the Company believes that each of them will be available to serve.

         The names and ages of the directors continuing in office and the nominees, their principal occupations or employment during the past five years, and other data regarding them is set forth below.


                 Nominees for Election to the Board of Directors
                             Terms Expiring in 2002:


DIANNE C. WALKER

Ms. Walker, age 42, is an independent consultant. Prior to January 1995, she was a consultant to Bear Stearns & Co. Inc., an investment banking firm. Prior to August 1992, she was a consultant to (between April 1990 and July 1991, Vice President of) Kidder Peabody & Co., Inc., an investment banking firm. Between 1988 and 1990, Ms. Walker was a consultant to Pacific Telecom, Inc., a telecommunications company. She is also a director of MicroAge, Inc., Arizona Public Service Company, and Microtest, Inc. Ms. Walker has served as a director of the Company since 1986 and is a member of the Audit and Nominating Committees.


BARBARA PERRIER DREYER

Ms. Dreyer, age 44, is the Senior Vice President and Chief Financial Officer of Communications Systems Technology, Inc., a company which develops wide-area audio and data conferencing systems and software, as well as audio/data switching, classified signals analysis and remote radio control systems. From 1992 to 1996, she served as the President and founder of VideoGrafects, a developer of multimedia software. From 1985 to 1993, she was the Chief Financial Officer and special partner of New Enterprise Associates, a leading venture capital firm. Ms. Dreyer presently serves as Treasurer of the International Teleconferencing Association and is a director of Hayes Corporation. Ms. Dreyer has served as a director since 1998 and is a member of the Compensation Committee.

ROBERT E. SPEKMAN

Mr. Spekman, age 51, is a Tayloe Murphy Professor of Business Administration at the Darden Graduate School of Business Administration at the University of Virginia. Mr. Spekman has taught at the Darden School since 1992 and has held positions at the University of Southern California, where he was co-director of the Center of Telecommunications Management, and the University of Maryland. His expertise is in business-to-business marketing and organizational behavior. He is also an active consultant to many Fortune 500 companies.


             Members of the Board of Directors Continuing in Office
                             Terms Expiring in 2000:

A. M. GLEASON

Mr. Gleason, age 69, retired in May 1995 as Vice Chairman and a director of PacifiCorp, a diversified public utility. He currently serves as President of the Port of Portland. Prior to January 1994, Mr. Gleason was President and Chief Executive Officer of PacifiCorp. He is also a director of Tektronix, Inc. and Fred Meyer, Inc. Mr. Gleason has served as a director of the Company since 1981 and as Vice Chairman of the Board of Directors since April 1995 and is a member of the Compensation and Nominating Committees.


ROBERT P. COLLINS

Mr. Collins, age 60, is the former President and Chief Executive Officer of GE Fanuc Automation, a joint venture between General Electric Co. and FANUC LTD of Japan specializing in the development and manufacture of automation equipment. Mr. Collins served in that position from 1987 until May 1998. During his tenure with GE Fanuc Automation, Mr. Collins also served as Co-Chairman of the Board of Directors of GE Fanuc Automation-Europe and Chairman of the Board of Directors of GE Fanuc Eberle Automation and AFE Technologies-UK. Mr. Collins is also chairman of the Board of Directors of Scott Technologies, Inc. which manufactures aerospace electronics and oxygen products for health, safety and aircraft application. Mr. Collins has served as a director of the Company since 1998 and is a member of the Audit Committee.


             Members of the Board of Directors Continuing in Office
                             Terms Expiring in 2001:

WILLIAM G. MUSTAIN

Mr. Mustain, age 57, is Chairman, President, and Chief Executive Officer of the Company. He joined the Company as Vice President in June 1987 and assumed his current position in May 1989. Mr. Mustain was Vice President of Operations (Engineering and Manufacturing) for Norand Corporation from 1983 to 1987. From 1964 to 1983, he held various engineering, marketing, and manufacturing positions with General Electric Company. He has served as a director of the Company since 1989.


JOHN W. ROSENBLUM

Mr. Rosenblum, age 55, is the Dean of the Jepson School of Leadership Studies at the University of Richmond. From 1993 to 1996, he was a Tayloe Murphy Professor of Business Administration at the Darden Graduate School of Business
Administration  at  the  University  of  Virginia.  He is  also  a  director  of

Chesapeake Corporation, Cadmus Communications Corporation, Cone Mills Corporation and Grantham, Mayo, Van Otterloo & Company, LLC. Mr. Rosenblum has served as a director of the Company since 1992 and is a member of the Audit and Nominating Committees.


Board Meetings

         The Board of Directors held five regularly scheduled meetings and two special meetings in 1998. During 1998, all directors attended at least 75% of the aggregate number of meetings of the Board of Directors and standing Committees on which they served.

Committees

         The  Board  of  Directors  has  established  Audit,   Compensation  and
Nominating Committees as well as certain other committees.

         The Audit Committee held five meetings in 1998. Its principal functions are to recommend to the Board of Directors the firm of independent auditors to serve the Company each fiscal year and to review the plan and results of the audit by the independent auditors as well as the scope, results, and adequacy of the Company's systems of internal accounting controls and procedures. In addition, the Audit Committee reviews the independence of such auditors and reviews their fees for audit and non-audit services rendered to the Company. During 1998, the members of the Audit Committee included Ms. Walker (Chair), Mr. Collins and Mr. Rosenblum.

         The Compensation Committee held six meetings in 1998. Its principal functions are to approve remuneration of the officers of the Company, review certain benefit programs, and approve and administer remuneration plans, including the stock incentive plans of the Company. The Report of the Compensation Committee on executive compensation is set forth on page 14 of this Proxy Statement. During 1998, the members of the Compensation Committee included Mr. Gleason (Chair), Mr. Henderson and Ms. Dreyer.

         The Nominating Committee held one meeting in 1998. During 1998, the members of the Nominating Committee included Mr. Rosenblum (Chair), Mr. Gleason and Ms. Walker. The principal functions of the Nominating Committee are to review candidates and recommend to the Board of Directors nominees for membership on the Board of Directors. In fulfilling this responsibility, the Nominating Committee will consider recommendations received from stockholders and other qualified sources. Stockholder recommendations must be in writing and addressed to the Chairman of the Nominating Committee, c/o Corporate Secretary, Comdial Corporation, 1180 Seminole Trail, P. O. Box 7266, Charlottesville, Virginia 22906-7266. If a stockholder intends to make a nomination at any Annual Meeting, the Bylaws of the Company require that the stockholder deliver a notice to the Company not less than 120 days in advance of the anniversary date of the date on which the Company's Proxy Statement was released to its stockholders in connection with the previous year's annual meeting of stockholders, setting forth (i) the name and address of the stockholder who intends to make the nomination; (ii) the name, address, and principal occupation of such proposed nominee; (iii) a representation that the stockholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iv) the consent of each proposed nominee to serve as a director of the Company if so elected; and (v) the total number of shares of common stock of the Company that will be voted for each proposed nominee and the number of shares of common stock of the Company owned by the notifying stockholder. The Chairman of the meeting, in his discretion, may refuse to acknowledge the nomination or disregard the nomination of any person not made in compliance with the foregoing procedure.

         By requiring advance notice of stockholder nominations, the Bylaws afford the Board of Directors the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform stockholders about such qualifications. The Bylaws do not give the Board of Directors any power to approve or disapprove of stockholder nominations for election of directors. However, they may have the effect of precluding a contest for the election of directors if their procedures are not followed, and therefore may discourage or deter a stockholder from conducting a solicitation of proxies to elect his or her own slate of directors.

         A stockholder interested in nominating a person for election as a director at the Annual Meeting of Stockholders to be held in 2000 should notify the Company in the manner described above on or before December 2, 1999.


Compensation of Directors

         During 1998, non-employee directors of the Company received a monthly director's fee of $1,500.

         The Board of Directors, with the approval of the stockholders, adopted the 1992 Non-Employee Directors Stock Incentive Plan (the "Directors Plan") in 1992. Under the Directors Plan, as amended, a director of the Company who is not otherwise an employee of the Company or any of its subsidiaries and has not been an employee for a period of at least one year is eligible to receive automatic grants of options and awards of shares of Common Stock. An aggregate of 200,000 shares of Common Stock is reserved for issuance under the Directors Plan.

         The Directors Plan provides that each newly-elected director who is eligible to participate in the plan on the date of his or her first election to the Board automatically receive an option to purchase 3,333 shares of Common Stock. The Directors Plan, as amended, further provides that, for each fiscal year in which the Company has net income, each director then in office will receive an automatic award of 3,333 shares of Common Stock in the following year, unless the Board suspends all or any part of such award. In accordance with the Directors Plan, effective January 1, 1996, the Board adopted a resolution suspending 833 of the 3,333 shares automatically awarded to non-employee directors for fiscal years in which the Company has net income.

         At a meeting of the Board of Directors held on November 6, 1997, the Board adopted an amendment to the Directors Plan which entitles any participant in the Directors Plan to defer payment of all or any portion of (i) the shares of the Company's Common Stock otherwise payable under the Directors Plan and
(ii) the cash amounts payable to any participant for his or her services rendered as a director.

         Because the Company had net income for fiscal 1998, each of Ms. Walker, Ms. Dreyer and Messrs. Collins, Rosenblum, Gleason and Henderson were entitled to an automatic award of 2,500 shares of the Company's Common Stock as of February 16, 1999. Ms. Dreyer and Messrs. Collins and Gleason were each awarded 2,500 shares on February 16, 1999. Ms. Walker and Messrs. Rosenblum and Henderson deferred payment of all 2,500 shares of the Company's Common Stock to which they were entitled in accordance with the Directors Plan.

         All stock options granted under the Directors Plan are non-statutory options. The option exercise price is the fair market value of the shares of Common Stock at the time the option is granted. All of the options are immediately exercisable; provided, however, that they may be exercised only while the holder is a director or within 36 months of the date he or she ceases to be a director and in no event may any such option be exercised more than ten years after the date of grant.

         Mr. Mustain is the only Company employee who is a member of the Board of Directors. He receives no additional compensation for serving as a director.


Executive Officers of the Company

         The following table lists the executive officers of the Company. All executive officers are appointed annually by, and serve at the discretion of, the Board of Directors of the Company.

                                          POSITION                             BUSINESS EXPERIENCE
         NAME AND AGE                 WITH THE COMPANY                        DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
William G. Mustain (57)         Chairman, President, and                                 *
                                Chief Executive Officer

William E. Porter (53)          Executive Vice                 Mr. Porter became  Executive  Vice  President in May
                                President                      1997  and was  responsible  for long  term  business
                                                               development  and  strategic  planning.  Prior to his
                                                               appointment,  he served as a director of the Company
                                                               beginning  in July 1994.  From  January  1997 to May
                                                               1997,   Mr.  Porter  was  President  of  Interactive
                                                               Consumer  Incorporated  and held  several  executive
                                                               level  positions  at  Trigon  Corporation  from  May
                                                               1994  to  January  1997.  Mr.  Porter  resigned  his
                                                               position with the Company effective January 4, 1999.

Christian L. Becken (45)        Senior Vice President, Chief   Mr. Becken  became  Senior Vice  President and Chief
                                Financial Officer, Treasurer   Financial  Officer on December 1, 1997 and Treasurer
                                and Secretary                  and  Secretary  on  April  28,  1998.  Prior  to his
                                                               appointment,  from 1986 to 1996, Mr. Becken was Vice
                                                               President  and  Treasurer  of  Turner   Broadcasting
                                                               System,  Inc., a diversified media and entertainment
                                                               concern.  Mr.  Becken  resigned his  positions  with
                                                               the Company effective February 10, 1999.



                                       10

                                          POSITION                             BUSINESS EXPERIENCE
         NAME AND AGE                 WITH THE COMPANY                        DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------

Leigh Alexander (41)            Senior Vice President          Ms.   Alexander  became  Senior  Vice  President  on
                                                               December 7, 1998 and is  responsible  for  Marketing.
                                                               Prior to her  appointment,  from  1996 to  1997,  Ms.
                                                               Alexander  was Senior Vice  President,  Marketing and
                                                               Strategic  Planning  for  Paging  Network,   Inc.,  a
                                                               wireless  messaging and paging company.  From 1995 to
                                                               1996, she was Senior Vice President, Marketing, Sales
                                                               and  Business   Development   for  Philips  Media,  a
                                                               division  of Philips  Electronics,  NV and a software
                                                               publisher  and  developer.  From  1988 to  1995,  Ms.
                                                               Alexander was Vice President of Marketing for Norelco
                                                               Consumer  Products  Company,  a market  leader in the
                                                               small electric appliance and personal care business.

Ove Villadsen (57)              Senior Vice President          Mr.  Villadsen  became Senior Vice  President in May
                                                               1997.  He  has  served  as a Vice  President  of the
                                                               Company   since  May  1989.   He  was  elected  Vice
                                                               President   of   Comdial   Business   Communications
                                                               Corporation,   a  subsidiary  of  the  Company,   in
                                                               November   1982   and  has  been   responsible   for
                                                               Engineering  for  the  Company  or  its  predecessor
                                                               since 1980.

William C. Grover (59)          Vice President                 Mr.  Grover  became a Vice  President  in  September
                                                               1995 and is  responsible  for  Sales.  He has served
                                                               as President of Comdial Enterprise Systems,  Inc., a
                                                               subsidiary  of the  Company,  since  1993.  Prior to
                                                               1993,  Mr.  Grover  held  various   executive  level
                                                               positions  with  software  development  and computer
                                                               manufacturing  companies,  including  President  and
                                                               CEO of PICKTEL Computer  Systems,  Inc., a developer
                                                               and   distributor   of   database   and   management
                                                               information   systems  and   President   of  Sequoia
                                                               Systems,  Inc., a  manufacturer  and  distributor of
                                                               fault tolerant computer systems.


                                       11

                                          POSITION                             BUSINESS EXPERIENCE
         NAME AND AGE                 WITH THE COMPANY                        DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------

Joe D. Ford (50)                Vice President                 Mr. Ford became a Vice  President in May 1995 and is
                                                               responsible  for Human  Resources.  Between 1982 and
                                                               May 1995,  he served as the  Company's  Director  of
                                                               Human  Resources.   Prior  to  that  time,  he  held
                                                               various   human   resources   positions   with   the
                                                               Company's predecessor,  Stromberg-Carlson  Telephone
                                                               Systems, Inc. and General Dynamics Corporation.

Keith J. Johnstone (51)         Vice President                 Mr.  Johnstone  became a Vice  President in May 1990
                                                               and is  responsible  for  Manufacturing  Operations.
                                                               He has been employed in various  positions  with the
                                                               Company or its  predecessor  since  1980,  including
                                                               Director of Customer Service,  Director of Materials
                                                               and Director of Manufacturing Systems.

Lawrence K. Tate (56)           Vice President                 Mr. Tate became a Vice  President  in November  1982
                                                               and is  responsible  for  Quality.  Between 1969 and
                                                               1982,   he  held   various   management   positions,
                                                               including Vice President,  Manufacturing Operations,
                                                               for  Stromberg-Carlson   Telephone  Systems,   Inc.,
                                                               which  operated  the  Charlottesville  manufacturing
                                                               facility  before the Company  acquired  the facility
                                                               in October 1982.

--------------

         * See "Election of Directors - Members of the Board of Directors Continuing in Office Terms Expiring in 2001."


Family Relationships

         There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.


Executive Compensation

         The following sections disclose detailed information about cash and equity-based executive compensation paid by the Company to certain of its executive employees. The information is comprised of a five-year stock performance graph, a Report of the Company's Compensation Committee of the Board of Directors, a Summary Compensation Table, and additional tables which provide further details on stock options and pension benefits.

Five Year Total Stockholder Return

         The following performance table compares the cumulative total return, assuming the reinvestment of dividends, for the period from December 31, 1993 through December 31, 1998, from an investment of $100 in (i) the Company's Common Stock, (ii) the Nasdaq Market Index, and (iii) a peer group index constructed by the Company (the "Peer Group Index").

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
           COMDIAL CORPORATION COMMON STOCK, THE NASDAQ MARKET INDEX,
                            AND THE PEER GROUP INDEX





                              12/31/93  12/30/94  12/29/95  12/31/96  12/31/97  12/31/98
                              --------  --------  --------  --------  --------  --------
Comdial Corporation            100.00     90.38     93.59     64.10     94.87     90.38
Customer Selected Stock List   100.00     69.73    113.36    114.85    157.27    159.40
NASDAQ Market Index            100.00    104.99    136.18    169.23    207.00    291.96



         The Nasdaq Market Index tracks the aggregate price performance of equity securities of companies traded on the National Association of Securities Dealers Automated Quotation National Market System (the "Nasdaq National Market"). The Company's Common Stock is traded on the Nasdaq National Market.

         Media General Financial Services supplied the necessary information to construct the table, including the Peer Group Index. The Peer Group Index consists of the following companies: ExecuTone Information Systems, Inc., Inter-Tel, Inc., and Mitel Corporation. The Company selected these three companies as the peer group because their lines of business most closely match the lines of business in which the Company is currently primarily engaged. Although Lucent Technologies, Inc. and Nortel Networks are also major competitors of the Company, these two companies have been excluded from the peer group because they are much larger than the Company and derive most of their revenues from other lines of business. The returns of each peer group issuer have been weighted according to the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated.

         The performance of any individual company's common stock is influenced not only by its own performance and future prospects, but also by a number of external factors over which the company and its management have indirect or no control, including general economic conditions, expectations for the company's future performance, and conditions affecting or expected to affect the company's industry. In addition, stock performance can be affected by factors such as trading volume, analytical research coverage by the investment community, and the propensity of stockholders to hold the stock for investment purposes. The relative weight of these factors also changes over time. Consequently, stock performance, including measurement against indexes, may not be representative of a company's financial performance for given periods of time.


   Report of the Compensation Committee of the Board of Directors

         The Company's executive compensation package for its executive officers consists of three elements: base salary, annual performance-based incentive, and stock option grants.

         Compensation Principles. The Committee believes that the executive compensation package should provide incentives to achieve both current and longer-term strategic management goals of the Company, with the ultimate objective of enhancing stockholder value. The three elements of the compensation plan are designed to achieve this objective. The base salaries are set at levels believed by the Committee to be sufficient to attract and retain qualified officers, with a significant portion of the cash compensation being in the form of performance-based incentives dependent upon meeting specified Company annual financial goals. Stock option grants are intended to serve as an incentive to achieve the overall longer-term objective of enhancing stockholder value.

         Salaries. In general, base salary levels are set at levels believed by the Committee to be sufficient to attract and retain qualified executives, when considered with the other components of the executive compensation package. Annually, the Committee reviews the compensation of the executive officers. In addition, the Committee retains an independent consulting company and considers its report of the compensation paid by companies in the same or similar industries. The Committee considers the remuneration analysis in conjunction with the Company's overall performance as measured by achievement of the Company's objectives and the development and succession of sound management practices and skilled personnel.

         The  Company's  primary  objective,   as  noted  above,  has  been  the
implementation of financial stability, the development of new products, and growth. In order to attract and retain qualified executive personnel, base salary levels have reflected a necessary balance between (i) the competitive level set by the industry and (ii) the Company's overall financial performance.

         Effective as of February 8, 1999, the Committee set the annual salary of Mr. Mustain (the Company's President and Chief Executive Officer) at $295,000, representing a 7.3% increase over Mr. Mustain's previous salary. This increase was based upon the remuneration analysis described above in light of the Company's performance.

         Annual Incentives. The Committee has established a formal plan for awarding incentive compensation to officers. The plan accounts for the cost of invested capital and is designed to focus the attention of the executive officers on both income statement and balance sheet performance. The Committee believes that the plan is supportive of the Company's continued focus on improved financial results and positioning the Company for continued growth. Early each year, the Committee sets the required levels for each performance objective. The Company's actual performance for a year is then measured against the predetermined levels to calculate annual incentive payments, if any.

         In line with this defined plan and in recognition of achievement of the Company's performance objectives in 1998, the Committee awarded an incentive amount of $132,800 or 48.3% of his salary to Mr. Mustain. The Committee also awarded incentive amounts to the Company's other executive officers which equaled 35% of their respective aggregate base salary.

         Stock Options. Stock options comprise one part of the executive compensation package. This component is intended to encourage key employees to remain in the employ of the Company by offering them an opportunity for ownership in the Company, and to provide them with a long-term interest in the Company's overall performance as reflected by the performance in the market of the Company's Common Stock. The Committee has established levels of stock option grants for various positions within the Company with the input of the independent consulting company.

         During 1998, 210 eligible employees were awarded stock options to acquire a total of 398,650 shares of the Company's Common Stock. Except for Mr. Becken who received 100,000 options when he joined the Company in December 1997, all of the Company's executive officers were awarded stock options in 1998, totaling 178,000 shares. In accordance with the formula, Mr. Mustain received stock options to acquire 40,500 shares of the Company's Common Stock.

    A. M. Gleason (Chair)    Michael C. Henderson    Barbara Perrier Dreyer

Summary Compensation Table

         The following summary compensation table presents information about the compensation paid by the Company during its three most recent fiscal years to those individuals who were (i) the Company's Chief Executive Officer (the "CEO") at the end of the last completed fiscal year, regardless of compensation level and (ii) the Company's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the last completed fiscal year and whose total annual salary and bonus for the last completed fiscal year exceeded $100,000 (collectively, the "Named Executive Officers").

                                             Summary Compensation Table:

                                                                               LONG-TERM
                                                                                COMPEN-
                                                   ANNUAL COMPENSATION(1)       SATION
                                                ---------------------------    ---------
                                                                                               ALL OTHER
            NAME AND                                                            OPTIONS         COMPEN-
            PRINCIPAL                               SALARY(2)        BONUS      GRANTED        SATION(3)
            POSITION                    YEAR           ($)            ($)         (#)             ($)
---------------------------             ----        ---------       -------     --------       ----------
William G. Mustain                      1998         282,502        132,800       40,500          2,500
  President and Chief                   1997         253,461        146,400       20,000          2,375
  Executive Officer                     1996         240,385              -       46,388          2,375

William E. Porter                       1998         172,861         65,700        6,000          2,500
  Executive Vice President              1997         100,038 (4)     48,100       25,000            981

Christian L. Becken                     1998         174,931         79,700            -          2,500
  Senior Vice President                 1997           6,346 (5)          -      100,000              -

Ove Villadsen                           1998         164,615         61,800        8,500          2,500
  Senior Vice President                 1997         148,462         68,800       10,000          2,223
                                        1996         138,461              -       14,339          2,375

William C. Grover                       1998         174,231         65,700            -          2,500
  Vice President                        1997         161,054 (6)     71,200       10,000          2,268
                                        1996         295,972 (7)          -       16,545          2,375

(1) While the Named Executive Officers received perquisites or other personal benefits in the years shown, in accordance with Securities and Exchange Commission regulations, the value of these benefits are not indicated since they did not exceed the lesser of $50,000 or 10% of the individual's salary and bonus in any year.

(2) The salaries shown in the Summary Compensation Table for 1998 have been in effect since February 1998.

(3) Amounts set forth in the Summary Compensation Table under the heading "All Other Compensation" represent the matching contributions made by the Company to its 401(k) plan for the benefit of the named officer in the year indicated.

(4)       Mr. Porter joined the Company in May 1997.

(5)       Mr. Becken joined the Company in December 1997.

(6)       Salary includes $36,824 in relocation expense reimbursement.

(7)       Salary includes $118,126 in relocation expense reimbursement.


   Stock Options

         The Company has adopted the Comdial Corporation 1992 Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan is intended to further the long-term stability and financial success of the Company by attracting and retaining key employees through the use of stock incentives, including stock options. The Company does not award stock appreciation rights under the Stock Incentive Plan. The Company has reserved a total of 1,550,000 shares of Common Stock for issuance pursuant to incentive awards made under the Stock Incentive Plan.

         The following table sets forth additional information concerning individual grants of stock options made under the Stock Incentive Plan during the last completed fiscal year to each of the Named Executive Officers:

                                         Option Grants In Last Fiscal Year

                                                                                                  POTENTIAL
                                                                                              REALIZED VALUE AT
                                                                                                ASSUMED ANNUAL
                                                                                             RATES OF STOCK PRICE
                                                                                                 APPRECIATION
                                     INDIVIDUAL GRANTS                                         FOR OPTION TERM(1)
------------------------------------------------------------------------------              -----------------------
                                             % OF
                                             TOTAL
                                            OPTIONS
                                          GRANTED TO    EXERCISE
                             OPTIONS       EMPLOYEES     OR BASE
                           GRANTED(2)      IN FISCAL      PRICE     EXPIRATION                5%            10%
          NAME                 (#)           YEAR        ($/SH)        DATE                   ($)           ($)
------------------------------------------------------------------------------              -----------------------

William G. Mustain           40,500         10.0%        $10.94       2/2/08                $278,512       $705,929

William E. Porter             6,000          1.5%        $10.94       2/2/08                 $41,261       $104,582

Christian L. Becken               -          0.0%             -            -                       -              -

Ove Villadsen                 8,500          2.1%        $10.94       2/2/08                 $58,453       $148,158

William C. Grover                 -          0.0%             -            -                       -              -

(1) The potential realized values in the table assume that the market price of the Company's Common Stock appreciates in value from the date of grant to the end of the option term at the annualized rates of five percent and ten percent, respectively. The actual value, if any, an executive may realize will depend on the excess, if any, of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated in the table.

 (2) All options granted to the named officers were granted on February 2, 1998. One third of the options become exercisable on the first anniversary of the grant date, another third become exercisable on the second anniversary of the grant date, and the balance become exercisable on the third anniversary of the grant date. All of these options were granted with an exercise price equal to the market price of the Company's Common Stock on the grant date.

         The following table sets forth information concerning each exercise of stock options during the 1998 fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options, provided on an aggregated basis:

                                 Aggregated Option Exercises in Last Fiscal Year and
                                      Fiscal Year-End Unexercised Option Values


            (A)                     (B)               (C)                   (D)                      (E)

                                                                         NUMBER OF
                                                                        SECURITIES                VALUE OF
                                                                        UNDERLYING               UNEXERCISED
                                                                        UNEXERCISED            IN-THE-MONEY(2)
                                                                        OPTIONS AT               OPTIONS AT
                                                                        FY-END (#)               FY-END ($)

                              SHARES ACQUIRED       VALUE(1)           EXERCISABLE/             EXERCISABLE/
           NAME               ON EXERCISE (#)     REALIZED ($)         UNEXERCISABLE            UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------

William G. Mustain                26,666           $883,512           60,925 / 69,297         $32,324 / $3,374

William E. Porter                  3,558             $8,675            8,109 / 22,667          $15,792 / $38,551

Christian L. Becken                  -                    -           26,666 / 73,334        $28,130 / $112,520

Ove Villadsen                      2,500           $162,952           42,496 / 19,947         $101,936 / $1,687

William C. Grover                  1,000            $29,839           39,246 / 12,182         $22,553 / $1,687

(1) The dollar values referred to in columns (C) and (E) are calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options at exercise or fiscal year-end, respectively.

(2) Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.


   Pension Plan

         The Company has a pension plan covering hourly and salaried employees, including the executive officers. The plan requires Company contributions for tax-deferred pension accruals, with the amount of contribution actuarially determined in order to fund for each participating employee a benefit based on the two factors of career average compensation and years of service. For highly compensated employees, such as the executive officers, the amount of benefit under the pension plan is limited in order to qualify under Federal tax laws. The following pension plan table shows estimated annual benefits payable upon retirement at age 65 in specified compensation and years of service classifications:

                                                 Pension Plan Table:


                                                      ESTIMATED ANNUAL BENEFITS PAYABLE BY THE
                                                 PLAN AT RETIREMENT WITH YEARS OF SERVICE INDICATED
          REMUNERATION
              ($)
                                         15              20              25              30                35
                                         ($)             ($)             ($)              ($)              ($)
-------------------------------------------------------------------------------------------------------------------
            100,000                     26,983          35,977          44,971          53,965            62,959
            125,000                     34,108          45,477          56,846          68,215            79,584
            150,000                     41,233          54,977          68,721          82,465            96,209
            175,000                     42,373          56,497          70,621          84,745            98,869
            200,000                     42,373          56,497          70,621          84,745            98,869
            225,000                     42,373          56,497          70,621          84,745            98,869
            250,000                     42,373          56,497          70,621          84,745            98,869

         Effective as of January 1, 1994, the plan covers a participant's compensation including bonuses and incentive pay for hourly employees and excluding deferred or supplemental compensation or other forms of compensation, if any, paid by the Company; provided, however, that the amount of a participant's annual compensation taken into account under the plan for any year may be subject to certain limitations under the plan or in accordance with applicable law. As to Messrs. Mustain, Porter, Becken, Grover and Villadsen, the amounts set forth in the Summary Compensation Table under the headings "Salary" and "Bonus" are covered by the plan. As of December 31, 1998, Messrs. Mustain, Porter, Becken, Grover and Villadsen have eleven, one, one, five and eighteen years of credited service, respectively.

         There are several different forms of benefit options available under the Company's pension plan, including Straight Life Annuity, 5 Years Certain & Life Annuity, 10 Years Certain & Life Annuity, Level Income Life Annuity (age 62 and 65), Contingent Annuitant Option, and Joint and Survivor Option. The Level Income Life Annuity balances retirement income from the pension plan and social security benefits so that income remains more or less constant regardless of when social security benefits begin.


   Executive Severance Plan

         Effective as of September 5, 1995, the Board of Directors adopted a severance plan for the Company's executive officers (as the same may be amended from time to time, the "Executive Severance Plan"). The Executive Severance Plan is designed to provide for the payment of severance benefits if an executive officer is terminated without cause, or if the executive terminates with good reason within two years after a change of control. The Executive Severance Plan covers the Company's Chief Executive Officer, President, Senior Vice Presidents, Chief Financial Officer, and Vice Presidents. In addition, the Compensation Committee of the Board of Directors can specifically designate other employees to participate. The persons covered by the Executive Severance Plan are hereinafter referred to as the "Covered Executives." The severance period over which payments are made varies with the job classification of the Covered Executive as follows: (i) 24 months for the President or Chief Executive Officer, (ii) 18 months for a Senior Vice President, Chief Financial Officer or Vice President of Engineering, and (iii) 12 months for other Vice Presidents. Other designated participants would have individual periods established, not longer than 24 months.

         Under the Executive Severance Plan, if a Covered Executive is terminated by the Company without Good Cause (as defined below) or if he or she terminates employment with Good Reason (as defined below) within 24 months following a Change of Control (as defined below), the Covered Executive is entitled to receive monthly payments of his or her final salary (or the Covered Executive's salary at a Change of Control, if larger) and his or her average bonus. The Covered Executive's average bonus is the average of the Covered Executive's bonus for the previous two years or the Covered Executive's term of employment, if less. The Covered Executive would receive these payments even if he or she is employed by another company during the severance period. The Company may pay the severance benefit in a lump sum at its option. The Covered Executive's spouse or other named beneficiary is entitled to any unpaid benefit after death.

         In addition, the Covered Executive would receive health, life and disability insurance coverage for the severance period. The Covered Executive would have to contribute toward the premiums for any insurance to the same extent as when employed. Insurance benefits would cease if the Covered Executive is employed by another company and is covered by similar benefits.

         As a condition to receiving benefits, the Covered Executive would be required to execute a complete release of the Company from all claims, including all claims relating to the Covered Executive's employment and his or her termination of employment.

         The Covered Executive's benefit would be reduced to avoid application of the "excess parachute payment" restrictions after a Change of Control. An excess parachute payment is subject to an additional 20% excise tax payable by the employee and is not deductible by the employer. In general, an excess parachute payment is a payment made due to a Change of Control that exceeds three times the employee's average compensation for the prior five years.

         The Board of Directors can amend or terminate the Executive Severance Plan in the future, except in two circumstances. First, after a Change of Control, the Plan cannot be amended or terminated for 24 months. Second, an amendment or termination cannot affect the benefits of a terminated Covered Executive then receiving benefits.

         With respect to the termination of any Covered Executive by the Company, the term "Good Cause" means the (a) fraud or material misappropriation by the Covered Executive with respect to the business or assets of the Company;
(b) the persistent refusal or willful failure of the Covered Executive materially to perform his or her duties and responsibilities to the Company, which continues after the Covered Executive receives notice of such refusal or failure; (c) conduct by the Covered Executive that constitutes disloyalty to the Company and that materially harms or has the potential to cause material harm to the Company; (d) the Covered Executive's conviction of a felony or crime involving moral turpitude; (e) the use of drugs or alcohol that interferes materially with the performance of the Covered Executive's performance of his or her duties; or (f) the violation of any significant Company policy or practice, including but not limited to the Company policy prohibiting sexual harassment.

         With respect to a termination by a Covered Executive after a Change of Control, "Good Reason" would exist if, without the Covered Executive's express written consent, (a) there is a significant adverse change in such Covered Executive's authority or in his or her overall working environment; (b) such officer is assigned duties materially inconsistent with his duties, responsibilities and status at the time of a Change of Control; (c) there is a reduction, which is not agreed to by the Covered Executive, in the Covered Executive's rate of base salary or bonus percentage; or (d) the Company changes by 50 miles or more the principal location at which such officer is employed.

         Under the plan, a "Change of Control" is defined as the occurrence of any of the following events: (a) the acquisition by any unrelated person of beneficial ownership of 40% or more of the then outstanding shares of Common Stock of the Company (or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors); (b) as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of stock or assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (c) approval by the stockholders of the Company of a reorganization, merger or consolidation with respect to which the persons who were shareholders of the Company immediately before the transaction do not, immediately after the transaction, beneficially own more than 50% of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, or (d) a sale or other disposition of all or substantially all the assets of the Company, other than in the ordinary course of business.


Certain Relationships and Related Transactions

Transactions with Management

         During fiscal 1998, the Company paid Motivaction $314,053 for travel and marketing services. Motivaction is a private company in which William Bryson is the President and Chief Operating Officer and has a twenty-five percent ownership interest. Mr. Bryson is the brother-in-law of William C. Grover, the Company's Vice President of Sales.

Indebtedness of Management

         Prior to 1985, the Company made loans to certain executive officers of the Company to assist such officers in the exercise of Company stock options and/or the payment of personal income taxes resulting from such exercise. The following table shows, as to each officer whose indebtedness exceeded $60,000, the largest aggregate amount of such indebtedness during fiscal year 1998 and the balance due the Company as of February 16, 1999. Each such loan is evidenced by a non-interest bearing promissory note secured by a pledge of the officer's shares of Company Common Stock and an assignment of the death benefit under his Company group life insurance policy. All of the loans described herein are accelerated and become immediately due and payable on termination of employment.


                           Indebtedness of Management

                               LARGEST AGGREGATE
                           AMOUNT OUTSTANDING DURING       AMOUNT OUTSTANDING
    NAME AND PRINCIPAL          FISCAL YEAR 1998         AS OF FEBRUARY 16, 1999
          POSITION                    ($)                         ($)
--------------------------------------------------------------------------------
Lawrence K. Tate
  Vice President                    $160,755                    $155,642

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock and to provide copies of the reports to the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed, during the fiscal year ended December 31, 1998, the Company's directors, executive officers, and stockholders beneficially owning more than ten percent of the Company's Common Stock complied with their respective Section 16(a) reporting requirements.


                                 PROPOSAL NO. 2

                    RATIFICATION OF THE SELECTION OF AUDITORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL

         The Board of Directors, upon the recommendation of its Audit Committee, has selected the firm of Deloitte & Touche LLP ("D&T") certified public accountants and independent auditors, to serve the Company in those capacities for the year ending December 31, 1999 and recommends ratification of such selection by the stockholders. D&T has served as independent auditors for the Company since 1985. In addition to auditing the consolidated financial statements of the Company for the year ended December 31, 1998, D&T provided an audit of the Company's pension and 401(k) plans. Its representatives will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions asked by stockholders.

         If the proposal to ratify the selection of D&T is defeated, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the next year. However, because of the expense and difficulty in changing independent auditors after the beginning of a year, the Board of Directors intends to allow the appointment for 1999 to stand unless the Board of Directors finds other reasons for making a change.

         The Board of Directors considers D&T to be well qualified to serve as the independent auditors for the Company.

         The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of D&T as independent auditors for 1999. Proxies solicited by the Board of Directors will be so voted unless stockholders otherwise specify in their proxies.


                                  OTHER MATTERS

         Management is not aware of other matters which will come before the meeting, but if any such matters are properly presented, proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the meeting.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Any stockholder proposals to be considered by the Company for inclusion in the proxy materials for the 2000 Annual Meeting of Stockholders must be received by the Company no later than December 2, 1999. Any stockholder proposal that is received later than February 7, 2000 will be deemed to be untimely.


                                   For the Board of Directors




                                   Linda P. Falconer, Assistant Secretary

Charlottesville, Virginia
March 25, 1999



THE COMPANY WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF THE 1998 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, COMDIAL CORPORATION, 1180 SEMINOLE TRAIL, P. O. BOX 7266, CHARLOTTESVILLE, VIRGINIA, 22906-7266.

                              [FRONT OF PROXY CARD]




                               COMDIAL CORPORATION


                    Proxy for Annual Meeting of Stockholders
                                 April 27, 1999

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE  BOARD  OF  DIRECTORS  OF  COMDIAL
CORPORATION


    The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 25, 1999, and appoints William G. Mustain and Manfred Funke, or either of them, as proxies, each with the power to appoint his or her substitute and to act alone, and authorizes them, or either of them, to represent and to vote, as designated on the reverse side of this card, all shares of Common Stock of Comdial Corporation held of record by the undersigned on March 9, 1999, at the Annual Meeting of Stockholders to be held on April 27, 1999, and at any adjournment thereof.

         The Board of Directors Recommends a Vote FOR Proposals 1 and 2
                      appearing on the Reverse Side Hereof

                          [REVERSE SIDE OF PROXY CARD]


                                                  PLEASE MARK YOUR CHOICE
                                            LIKE THIS |X| IN BLUE OR BLACK INK.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no directions to the contrary are indicated, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

1.  ELECTION OF DIRECTORS:   Dianne C. Walker, Barbara Perrier Dreyer and
                             Robert E. Spekman

    FOR the nominees listed to the right [ ]    WITHHOLD AUTHORITY  [ ]
    (except as marked to the contrary           to vote for all nominees listed
                                                to the right

    (Instruction: To withhold authority to vote for any individual nominee, draw a line through that individual's name above)


2. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP as the Company's independent auditors for the current year:

            FOR   [ ]      AGAINST   [ ]      ABSTAIN   [ ]


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                            Date__________________________, 1999


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature, if held jointly


                                            Please sign  exactly as name appears
                                            hereon.  When  shares  are  held  by
                                            joint  tenants,  both  should  sign.
                                            When signing as attorney,  executor,
                                            administrator,  trustee or guardian,
                                            please give full title as such. If a
                                            corporation,  please  sign  in  full
                                            corporate name by President or other
                                            authorized     officer.     If     a
                                            partnership,    please    sign    in
                                            partnership   name   by   authorized
                                            person.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.